                                                                      EX-99.(n)

                                  APPENDIX A

                          RULE 18f-3 MULTI-CLASS PLAN
                            WELLS FARGO FUNDS TRUST

                                     Maximum                         Maximum
Funds Trust Multi Class           Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes              Charge      CDSC*  12b-1 Fee Servicing Fee
-----------------------           ------------- ------- --------- -------------
Asia Pacific Fund
   Class A                            5.75       1.00     None        0.25
   Class C                            None       1.00     0.75        0.25
   Investor Class                     None       None     None        0.25
Asset Allocation Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
California Limited-Term Tax-Free
  Fund
   Class A                            3.00       0.50     None        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
California Tax-Free Fund
   Class A                            4.50       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
California Tax-Free Money Market
  Fund
   Class A                            None       None     None        0.25
   Service Class                      None       None     None        0.25
Capital Growth Fund
   Class A                            5.75       1.00     None        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Investor Class                     None       None     None        0.25
   Institutional Class                None       None     None        None
Cash Investment Money Market Fund
   Administrator Class                None       None     None        0.10
   Institutional Class                None       None     None        None
   Service Class                      None       None     None        0.25
   Select Class                       None       None     0.00        0.00
Colorado Tax-Free Fund
   Class A                            4.50       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Administrator Class                None       None     None        0.25
Common Stock Fund
   Class A                            5.75       None     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Class Z/1/                         None       None     None        0.25
   Investor Class                     None       None     None        0.25
--------
/1/ On November 7, 2007, the Board of Trustees approved the share class modification of the Common Stock Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                     Maximum                         Maximum
Funds Trust Multi Class           Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes              Charge      CDSC*  12b-1 Fee Servicing Fee
-----------------------           ------------- ------- --------- -------------
Corporate Bond Fund/2/
   Advisor Class                      None       None     None        0.25
   Investor Class                     None       None     None        0.25
   Institutional Class                None       None     None        None
C&B Large Cap Value Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Class D/3/                         None       None     None        0.25
   Administrator Class                None       None     None        0.25
   Investor Class                     None       None     None        0.25
   Institutional Class                None       None     None        None
C&B Mid Cap Value Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Class D/4/                         None       None     None        0.25
   Administrator Class                None       None     None        0.25
   Investor Class                     None       None     None        0.25
   Institutional Class                None       None     None        None
Discovery Fund
   Class A                            5.75       1.00     None        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Diversified Equity Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
Emerging Growth Fund
   Administrator Class                None       None     0.00        0.25
   Investor Class                     None       None     0.00        0.25
Emerging Markets Equity Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
Endeavor Large Cap Fund/5/
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
--------
/2/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/3/ On November 7, 2007, the Board of Trustees approved the merger of the Value Fund into the C&B Large Cap Value Fund and share class modification. Subject to shareholder approval of the Fund merger, Class D will change to Investor Class before the end of the third quarter of 2008.

/4/ On November 7, 2007, the Board of Trustees approved the share class modification of the C&B Mid Cap Value Fund. Before the end of the third quarter of 2008, Class D will change to Investor Class.

/5/ On November 7, 2007, the Board of Trustees approved the merger of the Endeavor Large Cap Fund into the Capital Growth Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

                                     Maximum                         Maximum
Funds Trust Multi Class           Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes              Charge      CDSC*  12b-1 Fee Servicing Fee
-----------------------           ------------- ------- --------- -------------
Endeavor Select Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
Enterprise Fund/6/
   Class C                            None       1.00     0.75        0.25
   Advisor Class                      None       None     None        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Equity Income Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
Equity Index Fund/7/
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
Equity Value Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
Government Money Market Fund
   Administrator Class                None       None     None        0.10
   Class A                            None       None     None        0.25
   Institutional Class                None       None     None        None
   Service Class                      None       None     None        0.25
Government Securities Fund/8/
   Class C                            None       1.00     0.75        0.25
   Advisor Class                      None       None     None        0.25
   Administrator Class                None       None     None        0.25
   Investor Class                     None       None     None        0.25
   Institutional Class                None       None     None        None
Growth Balanced Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
--------
/6/ On November 7, 2007, the Board of Trustees approved a share class modification to the Enterprise Fund. The Advisor Class will change to Class A before the end of the third quarter of 2008.

/7/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/8/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund and share class modification. Subject to shareholder approval of the fund merger, Class B will be added and Advisor Class will change to Class A before the end of the third quarter of 2008.

                                     Maximum                         Maximum
Funds Trust Multi Class           Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes              Charge      CDSC*  12b-1 Fee Servicing Fee
-----------------------           ------------- ------- --------- -------------
Growth Equity Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
Growth and Income Fund/9/
   Advisor Class                      None       None     None        0.25
   Administrator Class                None       None     None        0.25
   Investor Class                     None       None     None        0.25
   Institutional Class                None       None     None        None
Growth Fund
   Class C                            None       1.00     0.75        0.25
   Advisor Class/10/                  None       None     None        0.25
   Administrator Class                None       None     None        0.25
   Investor Class                     None       None     None        0.25
   Institutional Class                None       None     None        None
Heritage Money Market Fund
   Institutional Class                None       None     None        None
   Administrator Class                None       None     None        0.10
   Select Class                       None       None     0.00        0.00
High Income Fund/11/
   Advisor Class                      None       None     None        0.25
   Investor Class                     None       None     None        0.25
   Institutional Class                None       None     None        None
High Yield Bond Fund/12/
   Class A                            4.50       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
Income Plus Fund/13/
   Class A                            4.50       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
Index Fund/14/
   Administrator Class                None       None     None        0.10
   Investor Class                     None       None     None        0.25
--------
/9/ On November 7, 2007, the Board of Trustees approved the merger of the Large Company Core Fund into the Growth and Income Fund. Effective before the end of the third quarter of 2008, the Growth and Income Fund will change its name to the Large Company Core Fund, Class B and Class C shares will be added and the Advisor Class will change to Class A.

/10/ On November 7, 2007, the Board of Trustees approved the share class modification of the Growth Fund. Before the end of the third quarter of 2008, Advisor Class will change to Class A.

/11/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund and share class modification. Subject to shareholder approval of the fund merger, Class B and Class C will be added and Advisor Class will change to Class A before the end of the third quarter of 2008.

/12/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/13/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund and the addition of Investor and Institutional Classes. Subject to shareholder approval of the fund merger, Investor and Institutional Classes will be added before the end of the third quarter of 2008.

/14/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. As a result of the merger, Class A and Class B shares will be added before the end of the third quarter of 2008.

                                     Maximum                         Maximum
Funds Trust Multi Class           Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes              Charge      CDSC*  12b-1 Fee Servicing Fee
-----------------------           ------------- ------- --------- -------------
Inflation-Protected Bond Fund
   Class A                            4.50       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
Intermediate Government Income
  Fund/15/
   Class A                            4.50       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
Intermediate Tax-Free Fund/16/
   Class A                            5.75       1.00     None        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
International Core Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
International Equity Fund/17/
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
International Value Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
Large Cap Appreciation Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
--------
/15/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/16/ On November 7, 2007, the Board of Trustees approved the name change from the Intermediate Tax-Free Fund to the Intermediate Tax/AMT-Free Fund effective November 1, 2008.

/17/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund and addition of an Investor Class. Subject to shareholder approval, Investor Class will be added before the end of the third quarter of 2008.

                                     Maximum                         Maximum
Funds Trust Multi Class           Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes              Charge      CDSC*  12b-1 Fee Servicing Fee
-----------------------           ------------- ------- --------- -------------
Large Company Core Fund/18/
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Class Z                            None       None     None        0.25
   Administrator Class                None       None     None        0.25
Large Company Growth Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Class Z/19/                        None       None     None        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Large Company Value Fund
   Class A                            5.75       1.00     None        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Mid Cap Disciplined Fund
   Class A                            5.75       1.00     None        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Mid Cap Growth Fund/20/
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Class Z                            None       None     None        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Minnesota Tax-Free Fund
   Class A                            4.50       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Class Z/21/                        None       None     None        0.25
Moderate Balanced Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
--------
/18/ On November 7, 2007, the Board of Trustees approved the merger of the Large Company Core Fund into the Growth and Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/19/ On November 7, 2007, the Board of Trustees approved the share class modification of the Large Company Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/20/ On November 7, 2007, the Board of Trustees approved a share class modification to the Mid Cap Growth Fund. Class Z will change to Investor Class before the end of the third quarter of 2008.

/21/ On November 7, 2007, the Board of Trustees approved the share class merger of the Minnesota Tax-Free Fund. Before the end of the third quarter of 2008, Class Z will change to Administrator Class.

                                     Maximum                         Maximum
Funds Trust Multi Class           Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes              Charge      CDSC*  12b-1 Fee Servicing Fee
-----------------------           ------------- ------- --------- -------------
Money Market Fund
   Class A                            None       None     None        0.25
   Class B                            None       5.00     0.75        0.25
   Investor Class                     None       None     None        0.25
Municipal Bond Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Municipal Money Market Fund
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
National Limited-Term Tax-Free
  Fund/22/
   Class A                            3.00       0.50     None        0.25
   Class B                            None       3.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
National Tax-Free Fund/23/
   Class A                            4.50       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
National Tax-Free Money Market
  Fund
   Class A                            None       None     None        0.25
   Institutional Class                None       None     None        None
   Administrator Class                None       None     None        0.10
   Service Class                      None       None     None        0.25
Opportunity Fund/24/
   Class A                            5.75       1.00     None        0.25
   Class C                            None       1.00     0.75        0.25
   Advisor Class                      None       None     None        0.25
   Administrator Class                None       None     None        0.25
   Investor Class                     None       None     None        0.25
Overseas Fund/25/
   Investor Class                     None       None     None        0.25
   Institutional Class                None       None     None        None
Prime Investment Money Market
  Fund
   Institutional Class                None       None     None        None
   Service Class                      None       None     None        0.25
--------
/22/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/23/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/24/ On November 7, 2007, the Board of Trustees approved a share class modification to the Opportunity Fund. The Advisor Class will change to Class A before the end of the third quarter of 2008.

/25/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                     Maximum                         Maximum
Funds Trust Multi Class           Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes              Charge      CDSC*  12b-1 Fee Servicing Fee
-----------------------           ------------- ------- --------- -------------
Short Duration Government Bond
  Fund
   Class A                            3.00       0.50     None        0.25
   Class B                            None       3.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
Short-Term Bond Fund/26/
   Class A                            5.75       1.00     None        0.25
   Class C                            None       1.00     0.75        0.25
   Advisor Class                      None       None     None        0.25
   Investor Class                     None       None     None        0.25
   Institutional Class                None       None     None        None
Short-Term High Yield Bond
  Fund/27/
   Class A                            5.75       1.00     None        0.25
   Class C                            None       1.00     0.75        0.25
   Advisor Class                      None       None     None        0.25
   Investor Class                     None       None     None        0.25
Short-Term Municipal Bond
  Fund/28/
   Class C                            None       1.00     0.75        0.25
   Investor Class                     None       None     None        0.25
Small Cap Disciplined Fund
   Class A                            5.75       1.00     None        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Small Cap Growth Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Class Z/29/                        None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Small Cap Value Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Class Z/30/                        None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
--------
/26/ On November 7, 2007, the Board of Trustees approved a share class modification to the Short-Term Bond Fund. The Advisor Class will change to Class A before the end of the third quarter of 2008.

/27/ On November 7, 2007, the Board of Trustees approved a share class modification to the Short-Term High Yield Bond Fund. The Advisor Class will change to Class A before the end of the third quarter of 2008.

/28/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund and addition of Class A. Subject to shareholder approval of the fund merger, Class A will be added before the end of the third quarter of 2008.

/29/ On November 7, 2007, the Board of Trustees approved the share class modification of the Small Cap Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/30/ On November 7, 2007, the Board of Trustees approved the share class modification of the Small Cap Value Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                     Maximum                         Maximum
Funds Trust Multi Class           Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes              Charge      CDSC*  12b-1 Fee Servicing Fee
-----------------------           ------------- ------- --------- -------------
Small Company Growth Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
Small Company Value Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
Small/Mid Cap Value Fund
   Class A                            5.75       1.00     None        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Social Awareness Fund/31/
   Class A                            5.75       1.00     None        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
Specialized Financial Services
  Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
Specialized Technology Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Class Z/32/                        None       None     None        0.25
   Investor Class                     None       None     None        0.25
Stable Income Fund
   Class A                            2.00       0.50     None        0.25
   Class B                            None       1.50     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
Strategic Income Fund
   Class A                            4.50       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
Strategic Small Cap Value Fund
   Class A                            5.75       1.00     None        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
--------
/31/ On May 7, 2008, the Board of Trustees approved the establishment of the Social Awareness Fund, which is expected to commence operations on or about October 1, 2008.

/32/ On November 7, 2007, the Board of Trustees approved the share class modification of the Specialized Technology Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                     Maximum                         Maximum
Funds Trust Multi Class           Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes              Charge      CDSC*  12b-1 Fee Servicing Fee
-----------------------           ------------- ------- --------- -------------
Target Today Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Target 2010 Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Target 2015 Fund
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Target 2020 Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Target 2025 Fund
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Target 2030 Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Target 2035 Fund
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Target 2040 Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Target 2045 Fund
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Target 2050 Fund
   Investor Class                     None       None     0.00        0.25
   Institutional Class                None       None     0.00        0.00
   Administrator Class                None       None     0.00        0.25

                                     Maximum                         Maximum
Funds Trust Multi Class           Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes              Charge      CDSC*  12b-1 Fee Servicing Fee
-----------------------           ------------- ------- --------- -------------
Total Return Bond Fund
   Class A                            4.50       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Administrator Class                None       None     None        0.25
   Class Z/33/                        None       None     None        0.25
   Institutional Class                None       None     None        None
   Investor Class                     None       None     None        0.25
Treasury Plus Money Market Fund
   Class A                            None       None     None        0.25
   Administrator Class                None       None     None        0.25
   Institutional Class                None       None     None        None
   Service Class                      None       None     None        0.25
Ultra-Short Duration Bond
  Fund/34/
   Class A                            2.00       0.50     None        0.25
   Class B                            None       1.50     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Class Z                            None       None     None        0.25
Ultra Short-Term Income Fund/35/
   Class A                            5.75       1.00     None        0.25
   Administrator Class                None       None     None        0.25
   Advisor Class                      None       None     None        0.25
   Investor Class                     None       None     None        0.25
   Institutional Class                None       None     None        None
Ultra Short-Term Municipal
  Income Fund/36/
   Class A                            5.75       1.00     None        0.25
   Class C                            None       1.00     0.75        0.25
   Advisor Class                      None       None     None        0.25
   Investor Class                     None       None     None        0.25
   Institutional Class                None       None     None        None
U.S. Value Fund
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Class Z/37/                        None       None     None        0.25
   Administrator Class                None       None     None        0.25
   Investor Class                     None       None     None        0.25
--------
/33/ On November 7, 2007, the Board of Trustees approved the share class modification of the Total Return Bond Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/34/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/35/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund and share class modification. As a result of the merger, Class C shares will be added and the Advisor Class will change to Class A before the end of the third quarter of 2008.

/36/ On November 7, 2007, the Board of Trustees approved a share class modification to the Ultra Short-Term Municipal Income Fund. The Advisor Class will change to Class A before the end of the third quarter of 2008.

/37/ On November 7, 2007, the Board of Trustees approved the share class modification of the U.S. Value Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                     Maximum                         Maximum
Funds Trust Multi Class           Initial Sales Maximum  Maximum   Shareholder
Funds and Share Classes              Charge      CDSC*  12b-1 Fee Servicing Fee
-----------------------           ------------- ------- --------- -------------
Value Fund/38/
   Class A                            5.75       1.00     None        0.25
   Class B                            None       5.00     0.75        0.25
   Class C                            None       1.00     0.75        0.25
   Investor Class                     None       None     None        0.25
   Administrator Class                None       None     None        0.25
Wisconsin Tax-Free Fund
   Class A                            None       None     None        0.25
   Class C                            None       1.00     0.75        0.25
   Investor Class                     None       None     None        0.25
100% Treasury Money Market Fund
   Class A                            None       None     None        0.25
   Service Class                      None       None     None        0.25

Appendix A amended: May 7, 2008

* Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Effective February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.
--------
/38/ On November 7, 2007, the Board of Trustees approved the merger of the Value Fund into the C&B Large Cap Value Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.